SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Rule 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2018

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38068	47-2569713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 540, 1385 West 8th Avenue, Vancouver, British Columbia, Canada		V6H 3V9
(Address of principal executive offices)		(Zip Code)

(604) 678-1388

(Registrant’s telephone number, including area code)

Not Applicable

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 14, 2018, Zymeworks Inc. (“Zymeworks”) entered into a new license agreement with Daiichi Sankyo Company, Limited (“Daiichi Sankyo”) pursuant to which Daiichi Sankyo expects to research, develop and commercialize two bispecific antibodies generated through the use of the AzymetricTM and EFECTTM platforms (the “New Agreement”).

Under the terms of the New Agreement, Zymeworks granted Daiichi Sankyo a worldwide, royalty-bearing, antibody sequence pair-specific, exclusive license to research, develop and commercialize certain products. Pursuant to the New Agreement, Zymeworks will receive an upfront payment as a technology access fee of $18.0 million and is additionally eligible to receive up to $466.7 million, including development milestone payments totaling up to $126.7 million and commercial milestone payments of up to $340.0 million. In addition, Zymeworks is eligible to receive tiered royalties ranging from the low single digits up to 10% on product sales, with the royalty term being, on a product-by-product and country-by-country basis, either (i) for as long as there is Zymeworks platform patent coverage on products, or (ii) for 10 years beginning from the first commercial sale, whichever period is longer. If there is no Zymeworks patent coverage on products, royalty rates may be reduced. No development or commercial milestone payments or royalties have been received to date. Under the New Agreement, Daiichi Sankyo will be solely responsible for the research, development, manufacturing and commercialization of the products.

The New Agreement contains customary termination rights for Daiichi Sankyo and Zymeworks, including the right for Daiichi Sankyo to terminate the rights to Zymeworks’ therapeutic platforms in its sole discretion with advance notice to Zymeworks. The New Agreement shall terminate, with respect to Daiichi Sankyo’s licenses, on a product-by-product basis, with the last payment obligation for the respective product.

The foregoing description of the New Agreement is only a summary and is qualified in its entirety by reference to the New Agreement, which is filed as exhibit 99.1 to this Form 8-K (“Exhibit 99.1”). Portions of Exhibit 99.1 are subject to a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Zymeworks and Daiichi Sankyo are parties to a pre-existing collaboration and cross-licensing agreement, entered into in September 2016 (the “Original Agreement”), for which Zymeworks is eligible to receive up to $149.9 million, including an upfront payment as a technology access fee of $2.0 million (received in 2016), research ($1.0 million received in 2017) and development milestone payments and a commercial option payment totaling up to $67.9 million and commercial milestone payments of up to $80.0 million, as well as tiered royalties up to 10% on product sales. Under the Original Agreement, Zymeworks also gained non-exclusive rights to develop and commercialize up to three products using Daiichi Sankyo’s proprietary immune-oncology antibodies, with royalties in the low single digits to be paid to Daiichi Sankyo on sales of such products.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K includes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements in this current report on Form 8-K include statements that relate to Zymeworks’ potential future milestone payments and royalties, Daiichi Sankyo’s research and development activities and other information that is not historical information. When used herein, words such as “believe”, “may”, “plan”, “shall”, “will”, “estimate”, “continue”, “anticipate”, “potential”, “intend”, “expect” and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions, Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation, market conditions and the factors described under “Risk Factors” in Zymeworks’ Quarterly Report on Form 10-Q for the three months ended March 31, 2018 (a copy of which may be obtained at www.sec.gov and www.sedar.com). Consequently, forward-looking statements should be regarded solely as Zymeworks’ current plans, estimates and beliefs. Investors should not place undue reliance on forward-looking statements. Zymeworks cannot guarantee future results, events, levels of activity, performance or achievements. Zymeworks does not undertake and specifically declines any obligation to update, republish or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events, except as may be required by law.

ITEM 8.01	OTHER EVENTS

On May 14, 2018, Zymeworks issued a press release announcing the New Agreement, which was filed with the Canadian securities regulatory authorities in Canada on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com. Additionally, on May 18, 2018, Zymeworks filed a material change report regarding the New Agreement with the Canadian securities regulatory authorities on SEDAR at www.sedar.com. Copies of this press release and material change report are respectively filed as exhibits 99.2 and 99.3 hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Licensing Agreement between Zymeworks Inc. and Daiichi Sankyo Company, Limited, dated May 14, 2018†.

99.2	Press Release issued by Zymeworks Inc. on May 14, 2018.

99.3	Material Change Report dated May 18, 2018.

†	Confidential portions of this exhibit have been redacted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: May 18, 2018	By:	/s/ Neil Klompas
	Name:	Neil Klompas
	Title:	Chief Financial Officer